Exhibit 31.1

Sarbanes - Oxley Section 302 Certification

I, Thomas J. May, certify that:

1.	I have reviewed this annual report on Form 10-K of Boston Edison Company;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Boston Edison Company as of, and for, the periods presented in this annual report;

4.	Boston Edison Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Boston Edison Company and we have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Boston Edison Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	evaluated the effectiveness of Boston Edison Company’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report, based on such evaluation; and

c)	disclosed in this annual report any change in Boston Edison Company’s internal control over financial reporting that occurred during the most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Boston Edison Company’s internal control over financial reporting.

5.	Boston Edison Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Boston Edison Company’s auditors and the audit committee of NSTAR’s board of trustees:

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Boston Edison Company’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Boston Edison Company’s internal control over financial reporting.

Date: February 18, 2005	By:	/s/ THOMAS J. MAY
Thomas J. May Chairman, President and Chief Executive Officer